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                                                                    EXHIBIT - 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

                                    --------



We hereby consent to the incorporation by reference in the Registration Statement on Form S-2 (No. 33-26582), Form S-3 (Nos. 33-28391, 33-64671,
333-64757, 333-63381 and 333-94159) and Form S-8 (No. 33-301175) of Chesapeake
Utilities Corporation of our report dated February 13, 2001 relating to the financial statements and financial statement schedule, which appears in this Form 10-K.



/s/ PRICEWATERHOUSECOOPERS LLP
PRICEWATERHOUSECOOPERS LLP
Philadelphia, Pennsylvania
March 30, 2001